                                                                               .
                                                                               .
                                                                               .

                            MONTHLY OPERATING REPORT
                                   CHAPTER 11

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD:  3/1/2005   to 3/31/2005

               Previously
Form Attached   Waived     Required Reports/Documents
-------------  ----------  --------------------------------
    ( X )          ( )     Comparative Balance Sheet (Form 2-B)

    ( X )          ( )     Profit and Loss Statement (Form 2-C)

    ( X )          ( )     Cash Receipts & Disbursements Statement (Form 2-D)

    ( X )          ( )     Supporting Schedules (Form 2-E)

    ( X )          ( )     Narrative (Form 2-F)

    ( X )          ( )     Copies of Bank Statements and Reconciliations of Bank Balance to Book Balance for all Accounts

I declare under penalty of perjury that the following Monthly Operating Report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Date: 4/25/2005                By:         /s/ Lyle G. Stockstill
                                   --------------------------------------------
                                   (Lyle G. Stockstill - Chairman and Chief
                                    Executive Officer)

                           COMPARATIVE BALANCE SHEET

CASE NAMES: Torch Offshore, LLC (05-10138)

                                                                                UNCONSOLIDATED AND UNAUDITED
                                                              --------------------------------------------------------------
                                                                  AS OF           AS OF           AS OF            AS OF
                                                                1/7/2005        1/31/2005       2/28/2005        3/31/2005
                                                              -------------   -------------   -------------    -------------
ASSETS
       CURRENT ASSETS:
         Cash                                                  1,612,526.71    3,502,153.23      143,052.35       698,360.14
         Accounts receivable-
              Trade, Net                                       9,896,148.80   10,974,221.06   12,727,427.71    14,532,889.29
              Other                                                   52.69           34.33          931.19            43.41
       Costs and estimated earnings in excess of
         billings on uncompleted contracts                       452,872.00      742,626.00    1,102,657.00       393,605.00
       Prepaid expenses and other                              1,734,176.80    1,466,160.94    1,409,530.38     1,060,285.92
                                                              -------------   -------------   -------------    -------------

              Total current assets                            13,695,777.00   16,685,195.56   15,383,598.63    16,685,183.76
                                                              =============   =============   =============    =============

       PROPERTY AND EQUIPMENT, at cost                        63,396,619.21   63,430,399.07   63,435,397.40    63,435,397.40
            Less: Accumulated Depreciation                    26,869,627.29   27,209,822.76   27,603,421.09    27,997,697.53
                                                              -------------   -------------   -------------    -------------
       NET PROPERTY AND EQUIPMENT                             36,526,991.92   36,220,576.31   35,831,976.31    35,437,699.87
                                                              -------------   -------------   -------------    -------------

       DEFERRED DRYDOCKING CHARGES                             3,145,193.47    3,060,594.06    2,951,319.82     2,842,045.58

       OTHER ASSETS                                                       -               -               -                -
                                                              -------------   -------------   -------------    -------------

              Total assets                                    53,367,962.39   55,966,365.93   54,166,894.76    54,964,929.21
                                                              =============   =============   =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY

       POST-PETITION LIABILITIES
         Accounts payable - trade                                         -      506,953.19      510,653.07       699,316.57
         Due to Torch Offshore, Inc.                                      -    1,224,472.67      (41,276.51)     (373,944.56)
         Accrued expenses                                                 -      138,370.27      511,835.85       266,248.91
         Other                                                            -               -               -                -
                                                              -------------   -------------   -------------    -------------
       TOTAL POST-PETITION LIABILITIES                                    -    1,869,796.13      981,212.41       591,620.92
                                                              -------------   -------------   -------------    -------------

       PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
         Accounts payable - trade                             14,432,523.08   14,432,523.08   14,432,523.08    14,432,523.08
         Due to Torch Offshore, Inc.                          29,751,565.42   29,751,565.42   29,751,565.42    29,751,565.42
         Accrued expenses                                      2,315,496.65    2,314,778.15    2,314,778.15     2,314,778.15
         Accrued payroll and related taxes                                -               -               -                -
         Financed insurance premiums                             687,846.01      496,165.34       99,705.10       858,375.09
         Capital lease obligation                                 56,015.00       56,015.00       31,015.00        31,015.00
         Billings in excess of costs and estimated
           earnings on unbilled contracts                                 -               -               -                -
         Finance Facility                                                 -               -               -                -
         Long-term debt                                        6,124,516.23    6,124,516.23    6,124,516.23     6,124,516.23
         Non-revolving line of credit                                     -               -               -                -
         Receivable line of credit                                        -               -               -                -
                                                              -------------   -------------   -------------    -------------
              Total pre-petition current liabilities          53,367,962.39   53,175,563.22   52,754,102.98    53,512,772.97
                                                              -------------   -------------   -------------    -------------

       PRE-PETITION LIABILITIES - SUBJECT TO COMPROMISE
         Long-term debt, less current portion                             -               -               -                -
         Other long-term liabilities                                      -               -               -                -
                                                              -------------   -------------   -------------    -------------
              Total pre-petition long-term liabilities                    -               -               -                -
                                                              -------------   -------------   -------------    -------------

              Total liabilities                               53,367,962.39   55,045,359.35   53,735,315.39    54,104,393.89
                                                              =============   =============   =============    =============

       STOCKHOLDERS' EQUITY:
         Common stock                                                     -               -               -                -
         Preferred stock                                                  -               -               -                -
         Paid-in-capital                                                  -               -               -                -
         Treasury stock                                                   -               -               -                -
         Deferred compensation                                            -               -               -                -
         Retained earnings
              Through filing date                                         -               -               -                -
              Post filing date                                            -      921,006.58      431,579.37       860,535.32
                                                              -------------   -------------   -------------    -------------
              Total stockholders' equity                                  -      921,006.58      431,579.37       860,535.32
                                                              -------------   -------------   -------------    -------------

              Total liabilities and stockholders' equity      53,367,962.39   55,966,365.93   54,166,894.76    54,964,929.21
                                                              =============   =============   =============    =============

                                                                        FORM 2-B

                           PROFIT AND LOSS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

                                                           UNCONSOLIDATED AND UNAUDITED
                                            -------------------------------------------------------
                                               PERIOD OF            PERIOD OF           PERIOD OF
                                            1/8/05 - 1/31/05    2/1/05 - 2/28/05    3/1/05 - 3/31/05
                                            ----------------    ----------------    ----------------
REVENUES                                      3,082,294.00          2,409,149.00       3,492,479.00

COST OF REVENUES

    Cost of Sales                             1,668,574.90          2,322,672.21       2,475,599.10

                                              ------------          ------------       ------------
GROSS PROFIT (DEFICIT)                        1,413,719.10             86,476.79       1,016,879.90
                                              ------------          ------------       ------------

    Depreciation & Amortization                 417,410.00            493,692.00         495,099.96

    General and Administrative Expenses                  -                     -                  -

    Other Operating Cost                                 -             (4,806.00)                 -
                                              ============          ============       ============

        TOTAL COST OF REVENUES                  417,410.00            488,886.00         495,099.96
                                              ============          ============       ============

OPERATING INCOME (LOSS)                         996,309.10           (402,409.21)        521,779.94
                                              ============          ============       ============

OTHER INCOME (EXPENSE)
    Interest expense                            (75,310.52)           (87,026.00)        (92,823.99)
    Interest income                                   8.00                  8.00                  -
                                              ------------          ------------       ------------
      Total other income (expense)              (75,302.52)           (87,018.00)        (92,823.99)
                                              ------------          ------------       ------------

INCOME (LOSS) BEFORE INCOME TAXES               921,006.58           (489,427.21)        428,955.95
                                              ============          ============       ============

INCOME TAX EXPENSE                                       -                     -                  -
                                              ============          ============       ============

NET INCOME (LOSS)                               921,006.58           (489,427.21)        428,955.95
                                              ============          ============       ============

                                                                        FORM 2-C

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH RECONCILIATION

1. Beginning Cash Balance                                    143,052.35

2. Cash Receipts                             11,487,362.34
                                             -------------

3. Cash Disbursements                        10,932,054.55
                                             -------------

4. Net Cash Flow                                             555,307.79
                                                             ----------

                                                             ----------
5. Ending Cash Balance                                       698,360.14
                                                             ==========

CASH SUMMARY - ENDING BALANCE

       Account Name             Acct. #          Amount       Financial Institution
-------------------------     ------------     -----------    ---------------------
Cash Collateral               41-0507-8431                -    Regions Bank
Capital Construction Fund     41-0508-1327                -    Regions Bank
Operating Account             41-0508-1238                -    Regions Bank
Operating Account             41-0514-2105                -    Regions Bank
EG Bank Account               371-506338-01               -    SGBGE
Dulac Petty Cash              n/a                    700.00    TOL
Gretna Petty Cash             n/a                    500.00    TOL
Cash Collateral, DIP          41-0520-8807                -    Regions Bank
Accounts Payable, DIP         41-0520-8831      (352,356.31)   Regions Bank
Operation Account, DIP        41-0520-8823     1,049,516.45    Regions Bank
                                               ------------
                              Total              698,360.14
                                               ============

ADJUSTED CASH DISBURSEMENTS

                                                                        FORM 2-D

                             QUARTERLY FEE SUMMARY

CASE NAMES: Torch Offshore, LLC (05-10138)

                               CASH DISBURSEMENTS
                               ------------------
                                 Torch Offshore,
Payment Date                      LLC(05-10138)      (Check1No.     Date
--------------                   --------------      ----------   ---------
January                            2,607,103.74
February                           7,288,048.53
March                              6,662,176.05
                                 --------------
Total 1st Quarter                 16,557,328.32
                                 --------------

Quarterly Fee Due                   $ 10,000.00          000929   4/21/2005
                                 --------------

April
May
June
                                 --------------
Total 2nd Quarter                             -
                                 --------------
Quarterly Fee Due
                                 --------------

July
August
September
                                 --------------
Total 3rd Quarter                             -
                                 --------------
Quarterly Fee Due
                                 --------------

October
November
December
                                 --------------
Total 4th Quarter                             -
                                 --------------
Quarterly Fee Due
                                 --------------

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH RECEIPTS JOURNAL

  Date              Payee                     Account               Amount        Description (Source)
  ----              -----                     -------               ------        --------------------
3/3/2005     TOL                       Cash Collateral                 27.95    Intracompany Transfer
3/9/2005     EG Bank Account           Cash Collateral              7,648.48    Incoming Wire
3/30/2005    MexxSub                   Cash Collateral            581,658.36    Incoming Wire
3/31/2005    TOL                       Operating Account            1,151.00    Voided Checks
3/8/2005     Kerr McGee                Cash Collateral, DIP       125,000.00    Deposit
3/9/2005     Hunt                      Cash Collateral, DIP       186,325.00    Deposit
3/11/2005    Westport Resources        Cash Collateral, DIP        91,489.00    Deposit
3/14/2005    Hunt                      Cash Collateral, DIP       354,932.00    Deposit
3/21/2005    Tarpon Oil                Cash Collateral, DIP       376,604.20    Deposit
3/24/2005    Magnum Hunter             Cash Collateral, DIP        75,000.00    Deposit
3/3/2005     Taylor Energy             Cash Collateral, DIP       149,380.00    Deposit
3/7/2005     Remington Oil & Gas       Cash Collateral, DIP       907,285.00    Deposit
3/9/2005     TOL                       Accounts Payable, DIP      200,000.00    Intracompany Transfer
3/10/2005    TOL                       Accounts Payable, DIP       55,000.00    Intracompany Transfer
3/4/2005     TOL                       Accounts Payable, DIP        5,000.00    Intracompany Transfer
3/4/2005     TOL                       Accounts Payable, DIP      150,000.00    Intracompany Transfer
3/15/2005    TOL                       Accounts Payable, DIP      421,200.00    Intracompany Transfer
3/18/2005    TOL                       Accounts Payable, DIP      250,000.00    Intracompany Transfer
3/23/2005    TOL                       Accounts Payable, DIP      250,000.00    Intracompany Transfer
3/30/2005    TOL                       Accounts Payable, DIP      150,000.00    Intracompany Transfer
3/21/2005    TOL                       Accounts Payable, DIP        1,832.87    Intracompany Transfer
3/31/2005    TOL                       Accounts Payable, DIP      100,000.00    Intracompany Transfer
3/28/2005    TOL                       Accounts Payable, DIP      150,000.00    Intracompany Transfer
3/3/2005     TOI                       Operating , DIP            550,000.00    Loan Principal Advance
3/9/2005     TOI                       Operating , DIP            375,000.00    Loan Principal Advance
3/15/2005    TOL                       Operating , DIP            277,814.00    Intracompany Transfer
3/17/2005    TOL                       Operating , DIP            354,932.00    Intracompany Transfer
3/17/2005    TOI                       Operating , DIP            400,000.00    Loan Principal Advance
3/21/2005    TOI                       Operating , DIP            200,000.00    Loan Principal Advance
3/24/2005    TOL                       Operating , DIP            376,536.10    Intracompany Transfer
3/30/2005    TOL                       Operating , DIP             75,000.00    Intracompany Transfer
3/28/2005    TOI                       Operating , DIP            400,000.00    Loan Principal Advance
3/31/2005    TOI                       Operating , DIP            250,000.00    Loan Principal Advance
3/31/2005    TOL                       Operating , DIP            581,658.36    Intracompany Transfer
3/30/2005    TEL                       Operating , DIP                168.00    Intercompany Transfer
3/10/2005    TOL                       Operating , DIP              7,648.48    Intracompany Transfer
3/10/2005    TOL                       Operating , DIP            125,000.00    Intracompany Transfer
3/9/2005     TOL                       Operating , DIP            582,285.00    Intracompany Transfer
3/7/2005     TOL                       Operating , DIP            149,380.00    Intracompany Transfer
3/7/2005     Home Depot                Operating , DIP              2,297.74    Deposit
3/7/2005     Charles Brandt, Attorney  Operating , DIP                 51.45    Deposit
3/9/2005     Texas Mutual Ins. Co.     Operating , DIP              3,312.00    Deposit
3/9/2005     Superior                  Operating , DIP              2,010.00    Deposit
3/3/2005     Southern Scrap Recycling  Operating , DIP              1,831.61    Deposit
3/1/2005     MTN Debit Cards           Operating , DIP              1,280.00    Deposit
3/24/2005    Lowe's                    Operating , DIP                 60.00    Deposit
3/22/2005    Export Dev. Canada        Operating , DIP            400,000.00    EDC - Wire Income
3/21/2005    Export Dev. Canada        Operating , DIP            200,000.00    EDC - Wire Income
3/3/2005     Export Dev. Canada        Operating , DIP            550,000.00    EDC - Wire Income
3/9/2005     Export Dev. Canada        Operating , DIP            375,000.00    EDC - Wire Income
3/31/2005    Export Dev. Canada        Operating , DIP            250,000.00    EDC - Wire Income
3/28/2005    Export Dev. Canada        Operating , DIP            400,000.00    EDC - Wire Income
3/24/2005    Capital Construction Fund Operating , DIP              6,563.74    Intracompany Transfer
                                                               -------------
                                       Total Cash Receipts     11,487,362.34
                                                               =============

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

            Wire/
   Date    Check #                 Payee                            Amount            Description (Source)
---------  -------                 -----                         -----------    -----------------------------------
3/31/2005   n/a        Operation Account, DIP                    581,658.36     Intracompany Transfer
3/10/2005   n/a        Operation Account, DIP                      7,648.48     Intracompany Transfer
3/24/2005   n/a        Operation Account, DIP                      6,563.74     Intracompany Transfer
 3/4/2005   n/a        Accounts Payable Account, DIP               5,000.00     Intracompany Transfer
3/21/2005   n/a        Accounts Payable Account, DIP               1,832.87     Intracompany Transfer
 3/9/2005   n/a        EG Bank Account                             7,315.29     Close out EG Bank Account
3/17/2005   n/a        Operation Account, DIP                    354,932.00     Intracompany Transfer
3/24/2005   n/a        Operation Account, DIP                    376,536.10     Intracompany Transfer
3/30/2005   n/a        Operation Account, DIP                     75,000.00     Intracompany Transfer
3/15/2005   n/a        Operation Account, DIP                    277,814.00     Intracompany Transfer
3/16/2005   n/a        Regions Bank                                   68.10     Cash Collateral, DIP Deposit Slips
 3/9/2005   n/a        TOI - Employee Benefit                    125,000.00     Intercompany Transfer
 3/9/2005   n/a        Accounts Payable Account, DIP             200,000.00     Intracompany Transfer
 3/9/2005   n/a        Operation Account, DIP                    582,285.00     Intracompany Transfer
3/10/2005   n/a        Operation Account, DIP                    125,000.00     Intracompany Transfer
 3/7/2005   n/a        Operation Account, DIP                    149,380.00     Intracompany Transfer
 3/1/2005    90        A R T  CATERING, INC                       11,362.68     Accounts Payable Check
 3/1/2005    91        SECRETARY OF STATE-LOUISIANA                   25.00     Accounts Payable Check
 3/1/2005    92        THE NASDAQ STOCK MARKET, INC.              30,500.00     Accounts Payable Check
 3/1/2005    93        WOMACK MACHINE SUPPLY                         870.89     Accounts Payable Check
 3/1/2005    94        ENERGY CATERING SERVICES, LLC              49,661.34     Accounts Payable Check
 3/3/2005    95        A R T  CATERING, INC                       25,424.89     Accounts Payable Check
 3/3/2005    96        BAKER LYMAN AND CO., INC                       45.00     Accounts Payable Check
 3/3/2005    97        BAY TECH EQUIP. RENTALS, INC.               7,690.00     Accounts Payable Check
 3/3/2005    98        BOLAND MARINE                               8,500.00     Accounts Payable Check
 3/3/2005    99        BOQUET MACHINE SERVICE, INC.                  160.00     Accounts Payable Check
 3/3/2005   100        DICK DILL BUSINESS FORMS                    2,681.08     Accounts Payable Check
 3/3/2005   101        DIVERS SUPPLY, INC                          1,719.04     Accounts Payable Check
 3/3/2005   102        EXPLORATION SUPPLIES                          855.19     Accounts Payable Check
 3/3/2005   103        GENERAL MILLS                                 804.11     Accounts Payable Check
 3/3/2005   104        HERCULES WIRE & ROPE                        3,096.00     Accounts Payable Check
 3/3/2005   105        HOUMA ARMATURE WORKS & SUPPLY               1,322.00     Accounts Payable Check
 3/3/2005   106        INDUSTRIAL WELDING SUPPLY                   2,421.06     Accounts Payable Check
 3/3/2005   107        M/D TOTCO INSTRUMENTATION                   1,720.00     Accounts Payable Check
 3/3/2005   108        MARK TOOL & RUBBER CO.                      1,457.52     Accounts Payable Check
 3/3/2005   109        NES EQUIPMENT RENTAL LP                       225.00     Accounts Payable Check
 3/3/2005   110        RADTKE CONSTRUCTION, INC.                     460.00     Accounts Payable Check
 3/3/2005   111        RADIO SHACK CORPORATION                       159.98     Accounts Payable Check
 3/3/2005   112        RICHARD'S RESTAURANT SUPPLY                   250.00     Accounts Payable Check
 3/3/2005   113        SEARS COMMERCIAL ONE                          195.63     Accounts Payable Check
 3/3/2005   114        SOUTHLAND STEEL & SUPPLY                      205.98     Accounts Payable Check
 3/3/2005   115        TECH OIL PRODUCTS                           2,070.00     Accounts Payable Check
 3/3/2005   116        BELL SOUTH                                  1,603.94     Accounts Payable Check
 3/3/2005   117        CINGULAR WIRELESS                              35.30     Accounts Payable Check
 3/3/2005   118        BELL SOUTH LONG DISTANCE                    2,320.47     Accounts Payable Check
 3/3/2005   119        COMMUNITY COFFEE CO., L.L.C.                  125.86     Accounts Payable Check
 3/3/2005   120        UNISHIPPERS                                   619.00     Accounts Payable Check
 3/3/2005   121        LEBLANC & ASSOC.                              965.80     Accounts Payable Check
 3/3/2005   122        SOUTH LA. ELECTRIC CORP.                    4,152.27     Accounts Payable Check
 3/3/2005   123        AGI INDUSTRIES                                562.50     Accounts Payable Check
 3/3/2005   124        PITNEY BOWES INC.                              35.07     Accounts Payable Check
 3/3/2005   125        CONSOLIDATED WATERWORKS                     1,115.54     Accounts Payable Check
 3/3/2005   126        SECON                                          12.00     Accounts Payable Check
 3/3/2005   127        DHL EXPRESS (USA), INC.                       142.24     Accounts Payable Check
 3/3/2005   128        MATT LOWREY                                   812.47     Accounts Payable Check-Employee
 3/3/2005   129        M & M BUMPER SERVICE, INC.                    787.12     Accounts Payable Check
 3/3/2005   130        ARCH PAGING OF HOUMA                           81.31     Accounts Payable Check
 3/3/2005   131        MARINE SERVICE AND SUPPLY                     355.20     Accounts Payable Check
 3/3/2005   132        ALLIED BEARING AND SUPPLY, INC              1,356.50     Accounts Payable Check
 3/3/2005   133        DOUSSAN                                       906.82     Accounts Payable Check
 3/3/2005   134        PUMP EQUIPMENT, INC.                        1,136.62     Accounts Payable Check
 3/3/2005   135        SOUTHWESTERN BELL                              32.52     Accounts Payable Check
 3/3/2005   136        OIL STATES INDUSTRIES                       3,250.00     Accounts Payable Check
 3/3/2005   137        SAM BROUSSARD TRUCKING CO.                  2,760.27     Accounts Payable Check
 3/3/2005   138        ZEE SERVICE CO.                               439.21     Accounts Payable Check
 3/3/2005   139        SEA-TRAC OFFSHORE SERVICE, INC              1,018.40     Accounts Payable Check
 3/3/2005   140        SOUTHERN ELECTRONICS SUPPLY                   905.45     Accounts Payable Check
 3/3/2005   141        LAWSON AND CO., INC.                          195.00     Accounts Payable Check
 3/3/2005   142        ARMAC INDUSTRIES, INC.                      5,860.00     Accounts Payable Check
 3/3/2005   143        LLOYD'S REGISTER OF SHIPPING                9,534.92     Accounts Payable Check
 3/3/2005   144        AT&T WIRELESS                                 188.41     Accounts Payable Check
 3/3/2005   145        BOARD OF COMMISIONERS OF THE                  891.40     Accounts Payable Check
 3/3/2005   146        B & B PUMP & EQUIPMENT RENTALS                102.43     Accounts Payable Check
 3/3/2005   147        PACIFIC GULF WIRE ROPE, INC.                9,662.38     Accounts Payable Check
 3/3/2005   148        SAM LIRETTE, SR                               180.37     Accounts Payable Check-Employee
 3/3/2005   149        TECHWELD                                      195.00     Accounts Payable Check
 3/3/2005   150        GARVEY, SMITH,NEHRBASS & DOODY                176.00     Accounts Payable Check
 3/3/2005   151        AIRDYNE                                     1,190.00     Accounts Payable Check
 3/3/2005   152        MARSIANIN                                  66,715.00     Accounts Payable Check
 3/3/2005   153        ALLISON MARINE-FOURCHON, LLC                9,345.60     Accounts Payable Check
 3/3/2005   154        SUPERIOR LABOR SERVICES, INC               12,160.00     Accounts Payable Check
 3/3/2005   155        BAY TECH INDUSTRIES, INC.                   2,213.61     Accounts Payable Check
 3/3/2005   156        LYTAL MARINE OPERATORS, INC.               26,650.00     Accounts Payable Check
 3/3/2005   157        ENERGY CATERING SERVICES, LLC                 425.23     Accounts Payable Check
 3/3/2005   158        SEATRONICS, INC                             5,017.00     Accounts Payable Check
 3/3/2005   159        TESLA OFFSHORE, LLC                        21,925.00     Accounts Payable Check
 3/3/2005   160        RESTECH                                       500.00     Accounts Payable Check
 3/3/2005   161        VENTURE TRANSPORT LOGISTICS                 2,902.27     Accounts Payable Check
 3/3/2005   162        WHITCO SUPPLY CO                              110.95     Accounts Payable Check
 3/3/2005   163        MICHAEL DOHM                                  246.90     Accounts Payable Check-Employee
 3/3/2005   164        BAYOU BLACK ELECTRIC, LLC                     245.30     Accounts Payable Check
 3/3/2005   165        WILLIAM E. LEWIS                              314.60     Accounts Payable Check-Employee
 3/3/2005   166        BSFS EQUIPMENT LEASING                      3,237.56     Accounts Payable Check
 3/3/2005   167        HOUR MESSENGER                                 27.00     Accounts Payable Check
 3/3/2005   168        INTEGRATED SOFTWARE SOLUTIONS                 765.00     Accounts Payable Check
 3/3/2005   169        BAYS COMPANY, INC.                          1,055.00     Accounts Payable Check
 3/3/2005   170        TRI-STAR SUPPLY CO., INC.                     235.00     Accounts Payable Check
 3/3/2005   171        DAVID REISS, M.D. APMC                         82.00     Accounts Payable Check
 3/3/2005   172        DIRECTV                                        64.99     Accounts Payable Check

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

            Wire/
   Date    Check #                 Payee                            Amount         Description (Source)
---------  -------                 -----                         -----------    --------------------------
 3/3/2005   173        NORTH OKALOOSA MED. CTR                     2,517.00     Accounts Payable Check
 3/3/2005   174        PLAQUEMINES PORT AUTHORITY                     50.00     Accounts Payable Check
 3/3/2005   175        CAPITAL VALVE & FITTING                       380.05     Accounts Payable Check
 3/3/2005   176        TURNER INDUSTRIES GROUP                     2,045.00     Accounts Payable Check
 3/3/2005   177        OIL STATES INDUSTRIES                         242.00     Accounts Payable Check
 3/3/2005   178        BAYOU PIPE MANAGEMENT, INC.                   164.00     Accounts Payable Check
 3/4/2005   179        OAKWOOD CORPORATE HOUSING                   3,030.00     Accounts Payable Check
 3/4/2005   180        SUBMAR, INC.                                5,917.00     Accounts Payable Check
 3/4/2005   181        HEAVY DUTY PARTS & EQUIP, INC.                651.77     Accounts Payable Check
 3/7/2005   182        RMI SERVICES INC.                           2,000.00     Accounts Payable Check
 3/7/2005   183        PUMP EQUIPMENT, INC.                        6,231.00     Accounts Payable Check
 3/8/2005   184        AMERICAN EXPRESS                           17,094.36     Accounts Payable Check
 3/8/2005   185        WOMACK MACHINE SUPPLY                       2,574.40     Accounts Payable Check
 3/8/2005   186        QUALITY POWER PRODUCTS, LTD.                  443.00     Accounts Payable Check
 3/8/2005   187        AMERICAN EXPRESS                               34.76     Accounts Payable Check
 3/8/2005   188        AMERICAN EXPRESS                            1,907.07     Accounts Payable Check
3/10/2005   189        JMN SPECIALTIES, INC.                          89.02     Accounts Payable Check
3/10/2005   190        A R T  CATERING, INC                       19,223.63     Accounts Payable Check
3/10/2005   191        BAY TECH EQUIP. RENTALS, INC.               3,176.30     Accounts Payable Check
3/10/2005   192        BOQUET MACHINE SERVICE, INC.                3,350.00     Accounts Payable Check
3/10/2005   193        COASTLINE CRANE REPAIR                      4,070.31     Accounts Payable Check
3/10/2005   194        DIVERS SUPPLY, INC                          1,716.25     Accounts Payable Check
3/10/2005   195        DREYFUS-CORTNEY, INC                          249.84     Accounts Payable Check
3/10/2005   196        EXPLORATION SUPPLIES                          798.22     Accounts Payable Check
3/10/2005   197        GENERAL MILLS                               2,887.94     Accounts Payable Check
3/10/2005   198        GRAND RENTAL                                1,982.40     Accounts Payable Check
3/10/2005   199        HERMAN RENTALS, INC.                        3,350.00     Accounts Payable Check
3/10/2005   200        MAKO TECHNOLOGIES, INC.                       600.00     Accounts Payable Check
3/10/2005   201        INDUSTRIAL WELDING SUPPLY                      40.50     Accounts Payable Check
3/10/2005   203        L & L IRONWORKS, INC.                         238.00     Accounts Payable Check
3/10/2005   204        MAJOR EQUIPMENT & REMEDIATION               4,800.00     Accounts Payable Check
3/10/2005   205        MCMASTER CARR SUPPLY CO.                      977.44     Accounts Payable Check
3/10/2005   206        MORGAN CITY RENTALS                         1,997.37     Accounts Payable Check
3/10/2005   207        ROBERT'S RPR, RENTAL & RETAIL                 121.94     Accounts Payable Check
3/10/2005   208        SOUTHLAND STEEL & SUPPLY                    2,075.62     Accounts Payable Check
3/10/2005   209        TECH OIL PRODUCTS                             314.50     Accounts Payable Check
3/10/2005   210        CHANNEL SIDE LEASING                        7,100.00     Accounts Payable Check
3/10/2005   211        BELL SOUTH                                    449.01     Accounts Payable Check
3/10/2005   212        WHITNEY AVENUE L.L.C.                      18,913.40     Accounts Payable Check
3/10/2005   213        UNITED PARCEL SERVICE                          65.95     Accounts Payable Check
3/10/2005   214        WASTE MGMT. OF SOUTH LOUISIANA                389.10     Accounts Payable Check
3/10/2005   215        AT & T                                        235.68     Accounts Payable Check
3/10/2005   216        UNISHIPPERS                                   283.82     Accounts Payable Check
3/10/2005   217        HARVEY JONES VESSEL AGENTS                  1,444.70     Accounts Payable Check
3/10/2005   218        LOWER DULAC LEASING INC.                    2,000.00     Accounts Payable Check
3/10/2005   219        SECON                                         120.00     Accounts Payable Check
3/10/2005   220        I. C. ELECTRIC                                164.98     Accounts Payable Check
3/10/2005   221        MARINE SERVICE AND SUPPLY                     180.00     Accounts Payable Check
3/10/2005   222        ALLIED BEARING AND SUPPLY, INC                490.62     Accounts Payable Check
3/10/2005   223        DOUSSAN                                    16,731.08     Accounts Payable Check
3/10/2005   224        C.E.D., INC                                 1,271.06     Accounts Payable Check
3/10/2005   225        PUMP EQUIPMENT, INC.                          537.91     Accounts Payable Check
3/10/2005   226        SOUTHWESTERN BELL                           1,878.02     Accounts Payable Check
3/10/2005   227        SAM BROUSSARD TRUCKING CO.                  5,763.19     Accounts Payable Check
3/10/2005   228        GOVERNOR SPECIALISTS, INC.                    837.86     Accounts Payable Check
3/10/2005   229        HOSE SPECIALTY & SUPPLY CO.                 1,147.74     Accounts Payable Check
3/10/2005   230        DIXIE OFFICE PRODUCTS                       1,109.99     Accounts Payable Check
3/10/2005   231        CENTRAL GOVERNMENTAL DEPOSITOR                276.93     Accounts Payable Check
3/10/2005   232        SHIPYARD SUPPLY                             4,100.00     Accounts Payable Check
3/10/2005   233        LAWSON AND CO., INC.                        5,210.29     Accounts Payable Check
3/10/2005   234        ILLINOIS STATE DISBURSEMENT UN                 68.24     Accounts Payable Check
3/10/2005   235        CT CORPORATION SYSTEM                         290.00     Accounts Payable Check
3/10/2005   236        B & B PUMP & EQUIPMENT RENTALS              1,620.00     Accounts Payable Check
3/10/2005   237        F&M MAFCO, INC.                             1,004.00     Accounts Payable Check
3/10/2005   238        PACIFIC GULF WIRE ROPE, INC.               46,298.76     Accounts Payable Check
3/10/2005   239        SAM LIRETTE, SR                               365.00     Accounts Payable Check-Employee
3/10/2005   240        MISS. DEPT OF HUMAN SERVICES                  279.23     Accounts Payable Check
3/10/2005   241        BAYOU PIPE MANAGEMENT, INC.                18,250.00     Accounts Payable Check
3/10/2005   242        CINGULAR WIRELESS                             178.93     Accounts Payable Check
3/10/2005   243        AIRDYNE                                     4,713.20     Accounts Payable Check
3/10/2005   244        MARSIANIN                                  49,070.50     Accounts Payable Check
3/10/2005   245        DEPT. OF SOCIAL SERVICES                      147.20     Accounts Payable Check
3/10/2005   247        DEPT. OF SOCIAL SERVICES                       86.76     Accounts Payable Check
3/10/2005   248        HAROLD J. BARKLEY, JR.                        391.50     Accounts Payable Check
3/10/2005   249        EDWARD HOLLAND                                304.82     Accounts Payable Check-Employee
3/10/2005   250        SUBURBAN EMERGENCY CENTER                      35.00     Accounts Payable Check
3/10/2005   251        SUPERIOR LABOR SERVICES, INC               59,817.00     Accounts Payable Check
3/10/2005   252        THE KNOX COUNTY CLERKS OFFICE                 284.00     Accounts Payable Check
3/10/2005   253        DANIEL BABIN                                  424.22     Accounts Payable Check-Employee
3/10/2005   254        BAY TECH INDUSTRIES, INC.                     152.40     Accounts Payable Check
3/10/2005   255        MISS. DEPT OF HUMAN SERVICES                   78.46     Accounts Payable Check
3/10/2005   256        AT&T                                          131.67     Accounts Payable Check
3/10/2005   257        VERMONT OFFICE                                312.50     Accounts Payable Check
3/10/2005   258        CITY BLUEPRINT & SUPPLY CO.                   135.94     Accounts Payable Check
3/10/2005   259        ENERGY CATERING SERVICES, LLC              27,061.93     Accounts Payable Check
3/10/2005   260        STRATOS OFFSHORE SERVICE                    8,044.42     Accounts Payable Check
3/10/2005   261        DEPARTMENT OF SOCIAL SERVICES                 125.07     Accounts Payable Check
3/10/2005   262        DAVID RATTRAY                                 344.91     Accounts Payable Check-Employee
3/10/2005   263        SCS ENTERPRISES, LLC                        9,839.50     Accounts Payable Check
3/10/2005   264        CHILD SUPPORT PAYMENT CENTER                  180.46     Accounts Payable Check
3/10/2005   265        MiSDU                                         155.50     Accounts Payable Check
3/10/2005   266        OFFICE OF THE ATTORNEY GENERAL                138.46     Accounts Payable Check
3/10/2005   267        DEPT. OF SOCIAL SERVICES                      246.18     Accounts Payable Check
3/10/2005   268        MISS. DEPT. OF HUMAN SERVICES                  48.47     Accounts Payable Check
3/10/2005   269        DEPT OF SOCIAL SERVICES                        91.36     Accounts Payable Check
3/10/2005   270        DEPT. OF SOCIAL SERVICES                      272.76     Accounts Payable Check
3/10/2005   271        DATA MGT. ARCHIVES OF N.O. LLC                183.03     Accounts Payable Check
3/10/2005   272        THOM ANDERSON                               3,670.63     Accounts Payable Check-Employee
3/10/2005   273        A T & T WIRELESS                               94.68     Accounts Payable Check

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

            Wire/
   Date    Check #                 Payee                            Amount            Description (Source)
---------  -------                 -----                         -----------    -----------------------------------
3/10/2005   274        WHITCO SUPPLY CO                            6,216.35     Accounts Payable Check
3/10/2005   275        OCSE CASE#566952933                           269.54     Accounts Payable Check
3/10/2005   276        BAYOU BLACK ELECTRIC, LLC                   1,731.10     Accounts Payable Check
3/10/2005   277        CHILD SUPPORT ENFORCEMENT                   1,117.52     Accounts Payable Check
3/10/2005   278        DEPT. OF SOCIAL SERVICES                       82.92     Accounts Payable Check
3/10/2005   279        DEPT OF SOCIAL SERVICES                       304.46     Accounts Payable Check
3/10/2005   280        DEPT. OF SOCIAL SERVICES                      302.02     Accounts Payable Check
3/10/2005   281        TEXAS CHILD SUPPORT SDU                       157.85     Accounts Payable Check
3/10/2005   282        TRI-STAR SUPPLY CO., INC.                   1,450.11     Accounts Payable Check
3/10/2005   283        DAVID REISS, M.D. APMC                      2,739.50     Accounts Payable Check
3/10/2005   284        DIRECTV                                       838.00     Accounts Payable Check
3/10/2005   285        DISH NETWORK                                  156.95     Accounts Payable Check
3/10/2005   286        DAVID ZIRLOTT                               1,250.00     Accounts Payable Check-Employee
3/10/2005   287        SHANE RICHARD                                 416.10     Accounts Payable Check-Employee
3/10/2005   288        JOEY LIRETTE SR.                              259.15     Accounts Payable Check-Employee
3/11/2005   289        VERIFORCE                                     500.00     Accounts Payable Check
3/11/2005   290        TESLA OFFSHORE, LLC                        27,700.00     Accounts Payable Check
3/11/2005   291        K & S DIESEL                                  766.20     Accounts Payable Check
3/11/2005   292        SUBMAR, INC.                               18,241.00     Accounts Payable Check
3/11/2005   293        HEAVY DUTY PARTS & EQUIP, INC.                651.77     Accounts Payable Check
3/16/2005   294        MITCHELL CRANE                                428.50     Accounts Payable Check
3/16/2005   295        LORI VICKERS                                  875.00     Accounts Payable Check-Employee
3/16/2005   296        S&H ENGINE SERVICE, INC.                      807.82     Accounts Payable Check
3/16/2005   297        JOSEPH RAEDEKE                                250.00     Accounts Payable Check-Employee
3/16/2005   298        MICHAEL WILLIAMS                               26.00     Accounts Payable Check-Employee
3/17/2005   299        A R T  CATERING, INC                       38,918.13     Accounts Payable Check
3/17/2005   300        ACTION HYDRAULICS, INC.                       180.31     Accounts Payable Check
3/17/2005   301        BAY TECH EQUIP. RENTALS, INC.               5,891.06     Accounts Payable Check
3/17/2005   302        BOQUET MACHINE SERVICE, INC.                   65.00     Accounts Payable Check
3/17/2005   303        NEFF RENTAL                                 1,090.80     Accounts Payable Check
3/17/2005   304        BUD'S BOAT RENTAL, INC                      8,175.00     Accounts Payable Check
3/17/2005   305        CUSTOM CRETE-DIVISION OF                      970.00     Accounts Payable Check
3/17/2005   306        DIVERS SUPPLY, INC                          8,056.99     Accounts Payable Check
3/17/2005   307        DREYFUS-CORTNEY, INC                        1,915.60     Accounts Payable Check
3/17/2005   308        JMN SPECIALTIES, INC.                       2,530.00     Accounts Payable Check
3/17/2005   309        EXPLORATION SUPPLIES                          985.61     Accounts Payable Check
3/17/2005   310        FLANGE SKILLETS                             6,580.63     Accounts Payable Check
3/17/2005   312        GENERAL MILLS                                 444.08     Accounts Payable Check
3/17/2005   313        GREENE'S ENERGY GROUP LLC                   2,880.00     Accounts Payable Check
3/17/2005   314        HEAD & ENGQUIST                            17,736.27     Accounts Payable Check
3/17/2005   315        HERMAN RENTALS, INC.                          820.00     Accounts Payable Check
3/17/2005   316        MAKO TECHNOLOGIES, INC.                     4,878.87     Accounts Payable Check
3/17/2005   317        INDUSTRIAL WELDING SUPPLY                     137.54     Accounts Payable Check
3/17/2005   318        KENTWOOD SPRING WATER CO.                      82.52     Accounts Payable Check
3/17/2005   319        KEVIN GROS CONSULTING & MARINE              6,003.17     Accounts Payable Check
3/17/2005   320        MARK TOOL & RUBBER CO.                      4,002.71     Accounts Payable Check
3/17/2005   321        NES EQUIPMENT RENTAL LP                     8,970.00     Accounts Payable Check
3/17/2005   322        MCMASTER CARR SUPPLY CO.                      702.43     Accounts Payable Check
3/17/2005   323        MORGAN CITY RENTALS                         6,575.24     Accounts Payable Check
3/17/2005   324        POWER DYNAMICS, INC.                        1,195.37     Accounts Payable Check
3/17/2005   326        RADIO SHACK CORPORATION                       306.91     Accounts Payable Check
3/17/2005   327        RICHARD'S RESTAURANT SUPPLY                   702.14     Accounts Payable Check
3/17/2005   328        ROYAL CHEMICAL CORPORATION                    439.00     Accounts Payable Check
3/17/2005   329        SEVIN, INC.                                 4,135.43     Accounts Payable Check
3/17/2005   330        TECH OIL PRODUCTS                             314.50     Accounts Payable Check
3/17/2005   331        UNITECH DIESEL                                 78.24     Accounts Payable Check
3/17/2005   332        CINGULAR WIRELESS                              35.85     Accounts Payable Check
3/17/2005   333        ELTON JOHNO                                   367.92     Accounts Payable Check-Employee
3/17/2005   334        UNITED PARCEL SERVICE                          26.00     Accounts Payable Check
3/17/2005   335        MOBILETEL                                   1,306.86     Accounts Payable Check
3/17/2005   336        AT & T                                        230.37     Accounts Payable Check
3/17/2005   337        PITNEY BOWES CREDIT CORP.                     940.65     Accounts Payable Check
3/17/2005   338        COMMUNITY COFFEE CO., L.L.C.                  360.11     Accounts Payable Check
3/17/2005   339        PURCHASE POWER                                500.00     Accounts Payable Check
3/17/2005   340        DONALD WEBRE                                  296.85     Accounts Payable Check-Employee
3/17/2005   341        HARVEY JONES VESSEL AGENTS                  3,111.00     Accounts Payable Check
3/17/2005   342        WELCH EQUIPMENT RENTALS                       364.00     Accounts Payable Check
3/17/2005   343        WILKENS WEATHER TECHNOLOGIES,                 800.00     Accounts Payable Check
3/17/2005   344        ALLFAX                                        585.03     Accounts Payable Check
3/17/2005   345        SECON                                         401.50     Accounts Payable Check
3/17/2005   346        CORRERO FISHMAN HAYGOOD                     2,645.00     Accounts Payable Check
3/17/2005   347        PERRY H. BEEBE & ASSO., INC.                2,531.00     Accounts Payable Check
3/17/2005   348        DELTA WAVE COMMUNICATIONS, INC              9,489.31     Accounts Payable Check
3/17/2005   349        DHL EXPRESS (USA), INC.                        42.78     Accounts Payable Check
3/17/2005   350        WARD CRIDLAND                                 127.02     Accounts Payable Check-Employee
3/17/2005   351        CURTIS LEMONS                               1,583.67     Accounts Payable Check-Director
3/17/2005   352        DOUSSAN                                    12,262.42     Accounts Payable Check
3/17/2005   353        INDUSTRIAL AND MARINE EQUIPMEN                880.96     Accounts Payable Check
3/17/2005   354        C.E.D., INC                                   669.10     Accounts Payable Check
3/17/2005   355        BURKENSTOCK, LLOYD                            792.89     Accounts Payable Check-Employee
3/17/2005   356        PUMP EQUIPMENT, INC.                          293.69     Accounts Payable Check
3/17/2005   357        SAM BROUSSARD TRUCKING CO.                  2,421.14     Accounts Payable Check
3/17/2005   358        ZEE SERVICE CO.                                96.26     Accounts Payable Check
3/17/2005   359        HOSE SPECIALTY & SUPPLY CO.                   315.82     Accounts Payable Check
3/17/2005   360        DIXIE OFFICE PRODUCTS                         405.47     Accounts Payable Check
3/17/2005   361        SHIPYARD SUPPLY                               900.00     Accounts Payable Check
3/17/2005   362        CROSS SERVICES, INC.                        6,214.98     Accounts Payable Check
3/17/2005   363        LAWSON AND CO., INC.                        1,427.97     Accounts Payable Check
3/17/2005   364        ARMAC INDUSTRIES, INC.                        364.00     Accounts Payable Check
3/17/2005   365        EMPIRE FUEL & OIL                           6,040.72     Accounts Payable Check
3/17/2005   366        HAND SURGICAL ASSOCIATES                      665.79     Accounts Payable Check
3/17/2005   367        KEN WALLACE                                 1,583.67     Accounts Payable Check-Director
3/17/2005   368        SNELLING PERSONNEL SERVICES                   832.50     Accounts Payable Check
3/17/2005   369        PACIFIC GULF WIRE ROPE, INC.                1,572.70     Accounts Payable Check
3/17/2005   370        SAM LIRETTE, SR                               316.48     Accounts Payable Check-Employee
3/17/2005   371        TECHWELD                                      550.00     Accounts Payable Check
3/17/2005   372        INTL. OFFSHORE CONST., INC.                   549.04     Accounts Payable Check
3/17/2005   373        AIRDYNE                                     1,500.00     Accounts Payable Check
3/17/2005   374        ANDREW L. MICHEL                            1,375.33     Accounts Payable Check-Director

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

            Wire/
   Date    Check #                 Payee                            Amount            Description (Source)
---------  -------                 -----                         -----------    -----------------------------------
3/17/2005   375        MARSIANIN                                  43,991.50     Accounts Payable Check
3/17/2005   376        BEARING SERVICE & SUPPLY, INC.                902.96     Accounts Payable Check
3/17/2005   377        VERIFORCE                                     975.00     Accounts Payable Check
3/17/2005   378        SUPERIOR LABOR SERVICES, INC               41,157.00     Accounts Payable Check
3/17/2005   379        THOMAS ARMSTRONG                              314.73     Accounts Payable Check-Employee
3/17/2005   380        PARISH ANESTHESIA ASSOCIATES                  544.00     Accounts Payable Check
3/17/2005   381        BAY TECH INDUSTRIES, INC.                   2,702.23     Accounts Payable Check
3/17/2005   382        ENERGY CATERING SERVICES, LLC              16,343.27     Accounts Payable Check
3/17/2005   383        CINGULAR                                      661.59     Accounts Payable Check
3/17/2005   385        SCS ENTERPRISES, LLC                        3,520.00     Accounts Payable Check
3/17/2005   386        RICHARD J SHOPF                             1,583.67     Accounts Payable Check-Director
3/17/2005   387        ALSEM INDUSTRIES, INC.                      3,692.50     Accounts Payable Check
3/17/2005   388        TESLA OFFSHORE, LLC                        40,850.00     Accounts Payable Check
3/17/2005   389        CINGULAR                                       46.87     Accounts Payable Check
3/17/2005   390        CINGULAR                                    1,704.35     Accounts Payable Check
3/17/2005   391        VENTURE TRANSPORT LOGISTICS                 1,263.55     Accounts Payable Check
3/17/2005   392        WHITCO SUPPLY CO                           15,085.26     Accounts Payable Check
3/17/2005   393        BAYOU BLACK ELECTRIC, LLC                   1,291.81     Accounts Payable Check
3/17/2005   395        AMERICAN BUSINESS MACHINES, IN                 90.43     Accounts Payable Check
3/17/2005   396        BT CONFERENCING INC.                          278.09     Accounts Payable Check
3/17/2005   397        LARRY REID                                  1,096.02     Accounts Payable Check-Employee
3/17/2005   398        STERLING EMERGENCY SRVS OF FL                 207.00     Accounts Payable Check
3/18/2005   399        PHELPS DUNBAR, L.L.P.                       5,132.09     Accounts Payable Check
3/18/2005   400        CENTRAL GOVERNMENTAL DEPOSITOR                276.93     Accounts Payable Check
3/18/2005   401        ILLINOIS STATE DISBURSEMENT UN                 68.24     Accounts Payable Check
3/18/2005   402        MISS. DEPT OF HUMAN SERVICES                  279.23     Accounts Payable Check
3/18/2005   403        DEPT. OF SOCIAL SERVICES                      147.20     Accounts Payable Check
3/18/2005   404        DEPT. OF SOCIAL SERVICES                       86.76     Accounts Payable Check
3/18/2005   405        HAROLD J. BARKLEY, JR.                        391.50     Accounts Payable Check
3/18/2005   406        THE KNOX COUNTY CLERKS OFFICE                 284.00     Accounts Payable Check
3/18/2005   407        PORTER & HEDGES, L.L.P.                     6,461.25     Accounts Payable Check
3/18/2005   408        MISS. DEPT OF HUMAN SERVICES                   78.46     Accounts Payable Check
3/18/2005   409        VERMONT OFFICE                                312.50     Accounts Payable Check
3/18/2005   410        DEPARTMENT OF SOCIAL SERVICES                 125.07     Accounts Payable Check
3/18/2005   411        CHILD SUPPORT PAYMENT CENTER                  180.46     Accounts Payable Check
3/18/2005   412        MiSDU                                         155.50     Accounts Payable Check
3/18/2005   413        OFFICE OF THE ATTORNEY GENERAL                276.92     Accounts Payable Check
3/18/2005   414        MISS. DEPT. OF HUMAN SERVICES                  48.47     Accounts Payable Check
3/18/2005   415        DEPT OF SOCIAL SERVICES                        91.36     Accounts Payable Check
3/18/2005   416        DEPT. OF SOCIAL SERVICES                      272.76     Accounts Payable Check
3/18/2005   417        OCSE CASE#566952933                           269.54     Accounts Payable Check
3/18/2005   418        LUGENBUHL, WHEATON, PECK,                   4,104.00     Accounts Payable Check
3/18/2005   419        CHILD SUPPORT ENFORCEMENT                   1,117.52     Accounts Payable Check
3/18/2005   420        DEPT. OF SOCIAL SERVICES                       82.92     Accounts Payable Check
3/18/2005   421        DEPT. OF SOCIAL SERVICES                      302.02     Accounts Payable Check
3/18/2005   422        TEXAS CHILD SUPPORT SDU                       157.85     Accounts Payable Check
3/18/2005   423        JEFFERSON PARISH SHERIFF'S OFF                206.17     Accounts Payable Check
3/21/2005   424        STANDARD INSTRUMENTS                           97.50     Accounts Payable Check
3/21/2005   425        CONSOLIDATED HEALTH PLANS                  19,626.06     Accounts Payable Check
3/21/2005   426        CROSS RENTALS                               2,716.25     Accounts Payable Check
3/21/2005   427        AARON OIL COMPANY, INC.                     1,292.50     Accounts Payable Check
3/21/2005   428        BAYOU PIPE MANAGEMENT, INC.                   385.00     Accounts Payable Check
3/21/2005   429        LEMLE & KELLEHER LLP                       16,654.77     Accounts Payable Check
3/21/2005   430        AMERITAS                                    9,181.92     Accounts Payable Check
3/21/2005   431        PRUDENTIAL                                 15,411.85     Accounts Payable Check
3/21/2005   432        TESLA OFFSHORE, LLC                        56,350.00     Accounts Payable Check
3/21/2005   433        BOHNET & ASSOCIATES                         3,544.10     Accounts Payable Check
3/23/2005   434        CUMMINS MID-SOUTH, INC.                     9,306.37     Accounts Payable Check
3/23/2005   435        CROSS SERVICES, INC.                          768.00     Accounts Payable Check
3/23/2005   436        AARON OIL COMPANY, INC.                       632.50     Accounts Payable Check
3/23/2005   437        BAYOU PIPE MANAGEMENT, INC.                   350.00     Accounts Payable Check
3/23/2005   438        A R T  CATERING, INC                       11,143.43     Accounts Payable Check
3/23/2005   439        BOLAND MARINE                               7,000.00     Accounts Payable Check
3/23/2005   440        BUD'S BOAT RENTAL, INC                      3,875.00     Accounts Payable Check
3/23/2005   441        COASTEL COMMUNICATIONS CO.                 13,465.74     Accounts Payable Check
3/23/2005   442        EXPLORATION SUPPLIES                        1,401.97     Accounts Payable Check
3/23/2005   443        GENERAL MILLS                                 419.53     Accounts Payable Check
3/23/2005   444        HEAD & ENGQUIST                             1,788.41     Accounts Payable Check
3/23/2005   445        INDUSTRIAL WELDING SUPPLY                      52.25     Accounts Payable Check
3/23/2005   446        K & S DIESEL                                  261.13     Accounts Payable Check
3/23/2005   447        NES EQUIPMENT RENTAL LP                     3,645.00     Accounts Payable Check
3/23/2005   448        MCMASTER CARR SUPPLY CO.                      307.94     Accounts Payable Check
3/23/2005   449        MORGAN CITY RENTALS                        13,725.90     Accounts Payable Check
3/23/2005   450        SAMSON INDUSTRIAL                             386.62     Accounts Payable Check
3/23/2005   451        SEVIN, INC.                                 1,591.50     Accounts Payable Check
3/23/2005   452        SOUTHLAND STEEL & SUPPLY                      346.20     Accounts Payable Check
3/23/2005   453        UNITECH DIESEL                                283.18     Accounts Payable Check
3/23/2005   454        VACCO MARINE, INC.                          1,235.00     Accounts Payable Check
3/23/2005   455        BELL SOUTH                                  1,149.69     Accounts Payable Check
3/23/2005   456        VANUATU MARITIME SERVICES, LTD                214.75     Accounts Payable Check
3/23/2005   457        HOUMA RADIOLOGY                                39.00     Accounts Payable Check
3/23/2005   458        WASTE MGMT. OF SOUTH LOUISIANA                321.91     Accounts Payable Check
3/23/2005   459        UNISHIPPERS                                   410.05     Accounts Payable Check
3/23/2005   460        LEBLANC & ASSOC.                            1,801.00     Accounts Payable Check
3/23/2005   461        HARVEY JONES VESSEL AGENTS                  6,887.29     Accounts Payable Check
3/23/2005   462        XEROX CORPORATION                           1,953.71     Accounts Payable Check
3/23/2005   463        TERREBONNE GENERAL MEDICAL                    280.35     Accounts Payable Check
3/23/2005   464        THE TIMES PICAYUNE                            904.20     Accounts Payable Check
3/23/2005   465        DELTA WAVE COMMUNICATIONS, INC                474.00     Accounts Payable Check
3/23/2005   466        DHL EXPRESS (USA), INC.                        77.45     Accounts Payable Check
3/23/2005   467        FRANK L. BEIER RADIO, INC.                  3,629.40     Accounts Payable Check
3/23/2005   469        CURTIS LEMONS                                 500.00     Accounts Payable Check-Director
3/23/2005   470        REGIS RADIATOR SERVICE                        410.00     Accounts Payable Check
3/23/2005   471        MARINE SERVICE AND SUPPLY                     565.10     Accounts Payable Check
3/23/2005   472        ALLIED BEARING AND SUPPLY, INC                317.43     Accounts Payable Check
3/23/2005   474        INDUSTRIAL AND MARINE EQUIPMEN                596.63     Accounts Payable Check
3/23/2005   475        PUMP EQUIPMENT, INC.                        1,900.00     Accounts Payable Check
3/23/2005   476        SAM BROUSSARD TRUCKING CO.                  4,482.65     Accounts Payable Check
3/23/2005   477        ZEE SERVICE CO.                               192.18     Accounts Payable Check

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

            Wire/
   Date    Check #                 Payee                            Amount            Description (Source)
---------  -------                 -----                         -----------    -----------------------------------
3/23/2005   478        HOSE SPECIALTY & SUPPLY CO.                 3,073.50     Accounts Payable Check
3/23/2005   479        DIXIE OFFICE PRODUCTS                       1,369.08     Accounts Payable Check
3/23/2005   480        SEA-TRAC OFFSHORE SERVICE, INC              1,527.60     Accounts Payable Check
3/23/2005   481        SOUTHERN ELECTRONICS SUPPLY                   728.64     Accounts Payable Check
3/23/2005   482        MAINTECH MAINTENANCE SERVICES,              3,043.00     Accounts Payable Check
3/23/2005   483        LAWSON AND CO., INC.                        1,006.95     Accounts Payable Check
3/23/2005   484        EMPIRE FUEL & OIL                             329.34     Accounts Payable Check
3/23/2005   485        KEN WALLACE                                 1,000.00     Accounts Payable Check-Director
3/23/2005   486        SNELLING PERSONNEL SERVICES                   740.00     Accounts Payable Check
3/23/2005   487        KEN BROOKS                                    388.88     Accounts Payable Check-Employee
3/23/2005   488        PACIFIC GULF WIRE ROPE, INC.                5,171.30     Accounts Payable Check
3/23/2005   489        SAM LIRETTE, SR                               364.02     Accounts Payable Check-Employee
3/23/2005   490        KENTWOOD SPRING WATER                          60.81     Accounts Payable Check
3/23/2005   491        TECHWELD                                    1,375.00     Accounts Payable Check
3/23/2005   492        LOUISIANA CEMENT PRODUCTS, INC              2,595.32     Accounts Payable Check
3/23/2005   493        ACADIANA CREW CHANGE SERVICE                1,398.00     Accounts Payable Check
3/23/2005   494        BRADLEY LOWE                                  499.28     Accounts Payable Check-Employee
3/23/2005   495        AIRDYNE                                     3,900.00     Accounts Payable Check
3/23/2005   496        ANDREW L. MICHEL                            1,000.00     Accounts Payable Check-Director
3/23/2005   497        MARSIANIN                                  27,399.50     Accounts Payable Check
3/23/2005   498        SUPERIOR LABOR SERVICES, INC               22,998.00     Accounts Payable Check
3/23/2005   499        LYTAL ENTERPRISES, INC.                    57,515.74     Accounts Payable Check
3/23/2005   500        BAY TECH INDUSTRIES, INC.                     651.76     Accounts Payable Check
3/23/2005   501        JAMES SINGLETARY                              360.57     Accounts Payable Check-Employee
3/23/2005   502        ENERGY CATERING SERVICES, LLC               2,266.73     Accounts Payable Check
3/23/2005   503        SCS ENTERPRISES, LLC                        1,584.00     Accounts Payable Check
3/23/2005   504        RICHARD J SHOPF                             1,000.00     Accounts Payable Check-Director
3/23/2005   505        VENTURE TRANSPORT LOGISTICS                 1,522.77     Accounts Payable Check
3/23/2005   506        WHITCO SUPPLY CO                              493.94     Accounts Payable Check
3/23/2005   507        BAYOU BLACK ELECTRIC, LLC                     846.63     Accounts Payable Check
3/23/2005   508        LUGENBUHL, WHEATON, PECK,                   2,791.55     Accounts Payable Check
3/23/2005   509        BSFS EQUIPMENT LEASING                      2,964.49     Accounts Payable Check
3/23/2005   510        INTEGRATED SOFTWARE SOLUTIONS                 595.00     Accounts Payable Check
3/23/2005   511        FIBERGLASS UNLIMITED, INC                   2,800.00     Accounts Payable Check
3/23/2005   512        HEALTHWORKS LLC                                15.00     Accounts Payable Check
3/23/2005   513        HATTIESBURG CLINIC PA                         207.00     Accounts Payable Check
3/23/2005   514        TRI-STAR SUPPLY CO., INC.                      45.00     Accounts Payable Check
3/23/2005   515        DAVID REISS, M.D. APMC                        506.00     Accounts Payable Check
3/23/2005   516        TOWER HOTEL                                   598.14     Accounts Payable Check
3/23/2005   517        SOUTH BALDWIN REG MD CTR                      714.95     Accounts Payable Check
3/23/2005   518        JOSEPH F. UDDO JR. M.D.                       935.00     Accounts Payable Check
3/23/2005   519        DAVID GANAWAY                                  10.24     Accounts Payable Check-Employee
3/23/2005   520        PLAQUEMINES PARISH GOVERNMENT                  90.00     Accounts Payable Check
3/24/2005   521        DOUSSAN                                     6,941.47     Accounts Payable Check
3/28/2005   522        TESLA OFFSHORE, LLC                        25,900.00     Accounts Payable Check
3/30/2005   523        A R T  CATERING, INC                       31,668.88     Accounts Payable Check
3/30/2005   524        GILSBAR INC.                               20,875.00     Accounts Payable Check
3/30/2005   525        GALVOTEC ALLOY, INC.                        5,397.52     Accounts Payable Check
3/30/2005   526        DAVID ZIRLOTT                               1,875.00     Accounts Payable Check-Employee
3/31/2005   527        BOQUET MACHINE SERVICE, INC.                1,200.00     Accounts Payable Check
3/31/2005   528        BUD'S BOAT RENTAL, INC                         75.00     Accounts Payable Check
3/31/2005   529        COASTLINE CRANE REPAIR                        567.10     Accounts Payable Check
3/31/2005   530        DIVERS SUPPLY, INC                          2,223.90     Accounts Payable Check
3/31/2005   531        GLOBAL X-RAY & TESTING                      6,492.90     Accounts Payable Check
3/31/2005   532        HERCULES WIRE & ROPE                        1,875.00     Accounts Payable Check
3/31/2005   533        INDUSTRIAL WELDING SUPPLY                   1,942.80     Accounts Payable Check
3/31/2005   534        M/D TOTCO INSTRUMENTATION                   9,990.00     Accounts Payable Check
3/31/2005   535        BELL SOUTH                                  1,598.47     Accounts Payable Check
3/31/2005   536        COMMERCIAL COATING SVCS., INC.            189,625.60     Accounts Payable Check
3/31/2005   537        MUDBUGS SELF STORAGE                          156.00     Accounts Payable Check
3/31/2005   538        BELL SOUTH LONG DISTANCE                    2,184.74     Accounts Payable Check
3/31/2005   539        UNITED PARCEL SERVICE                          32.00     Accounts Payable Check
3/31/2005   540        SOUTH LA. ELECTRIC CORP.                    3,882.86     Accounts Payable Check
3/31/2005   541        CONSOLIDATED WATERWORKS                       668.50     Accounts Payable Check
3/31/2005   542        SECRETARY OF STATE-LOUISIANA                   25.00     Accounts Payable Check
3/31/2005   543        MATT LOWREY                                 1,143.75     Accounts Payable Check-Employee
3/31/2005   544        ALLIED BEARING AND SUPPLY, INC                312.28     Accounts Payable Check
3/31/2005   545        DOUSSAN                                     1,260.24     Accounts Payable Check
3/31/2005   546        INDUSTRIAL AND MARINE EQUIPMEN             13,027.06     Accounts Payable Check
3/31/2005   547        SAM BROUSSARD TRUCKING CO.                  2,842.56     Accounts Payable Check
3/31/2005   548        SOUTHERN ELECTRONICS SUPPLY                   249.47     Accounts Payable Check
3/31/2005   549        SHIPYARD SUPPLY                             1,436.50     Accounts Payable Check
3/31/2005   550        JEFFERSON RADIOLOGY ASSOCIATE                 515.00     Accounts Payable Check
3/31/2005   551        EMPIRE FUEL & OIL                           1,530.00     Accounts Payable Check
3/31/2005   552        HAND SURGICAL ASSOCIATES                    5,939.00     Accounts Payable Check
3/31/2005   553        KEN BROOKS                                    678.21     Accounts Payable Check-Employee
3/31/2005   554        PACIFIC GULF WIRE ROPE, INC.               35,414.43     Accounts Payable Check
3/31/2005   555        SAM LIRETTE, SR                               337.00     Accounts Payable Check-Employee
3/31/2005   556        LOUISIANA CEMENT PRODUCTS, INC              1,156.02     Accounts Payable Check
3/31/2005   557        BAYOU PIPE MANAGEMENT, INC.                 2,326.00     Accounts Payable Check
3/31/2005   558        ANDREW L. MICHEL                              367.50     Accounts Payable Check-Director
3/31/2005   559        MARSIANIN                                  15,172.25     Accounts Payable Check
3/31/2005   560        ALLISON MARINE-FOURCHON, LLC               10,217.00     Accounts Payable Check
3/31/2005   561        ROBERT E. FULTON                              577.93     Accounts Payable Check-Director
3/31/2005   562        SUPERIOR LABOR SERVICES, INC                8,634.00     Accounts Payable Check
3/31/2005   563        ENERGY CATERING SERVICES, LLC              40,516.23     Accounts Payable Check
3/31/2005   564        ROBERT JAMIE WISE                             751.43     Accounts Payable Check-Employee
3/31/2005   565        VENTURE TRANSPORT LOGISTICS                 1,178.58     Accounts Payable Check
3/31/2005   566        WILLIAM E. LEWIS                            1,798.47     Accounts Payable Check-Employee
3/31/2005   567        JULIA OSBORN                                   52.93     Accounts Payable Check-Employee
3/31/2005   568        HOUMA EMA                                     400.00     Accounts Payable Check
3/31/2005   569        BAYS COMPANY, INC.                             83.14     Accounts Payable Check
3/31/2005   570        DESTREHAN DISCOUNT PHARMACY                 1,459.61     Accounts Payable Check
3/31/2005   571        DAVID REISS, M.D. APMC                        997.00     Accounts Payable Check
3/31/2005   572        OMEGA HOSPITAL, LLC                           183.00     Accounts Payable Check
3/31/2005   573        PLAQUEMINES PORT AUTHORITY                     10.00     Accounts Payable Check
3/31/2005   574        GARVEY, SMITH,NEHRBASS & DOODY              1,695.00     Accounts Payable Check
3/18/2005   n/a        Regions Bank                                4,618.06     DIP Interest
3/18/2005   n/a        Regions Bank                               24,724.28     5mill Interest

                                                                        FORM 2-D

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

CASH DISBURSEMENTS JOURNAL

            Wire/
   Date    Check #                 Payee                            Amount            Description (Source)
---------  -------                 -----                       -------------    -----------------------------------
3/18/2005   n/a        Regions Bank                               68,318.81     Revolver Interest
3/18/2005   n/a        Regions Bank                               95,316.43     19mill Interest
3/18/2005   n/a        Regions Bank                              285,133.30     60mill Interest
3/18/2005   n/a        TOI - Payroll Account, DIP                 33,000.00     Intercompany Transfer
3/18/2005   n/a        Accounts Payable Account, DIP             250,000.00     Intracompany Transfer
3/30/2005   n/a        Accounts Payable Account, DIP             150,000.00     Intracompany Transfer
3/30/2005   n/a        TOI - Payroll Account, DIP                450,492.62     Intercompany Transfer
3/23/2005   n/a        TOI - Payroll Account, DIP                  7,500.00     Intercompany Transfer
3/23/2005   n/a        TOI -Operation Account, DIP               186,226.34     Intercompany Transfer
3/23/2005   n/a        Accounts Payable Account, DIP             250,000.00     Intracompany Transfer
 3/7/2005   n/a        TOI - Operation Account, DIP              204,519.20     Intercompany Transfer
 3/3/2005   n/a        Cash Collateral                                27.95     Intracompany Transfer
 3/3/2005   n/a        TOI - Operation Account, DIP               14,613.00     Intercompany Transfer
 3/3/2005   n/a        TOI - Payroll Account                     443,893.52     Intercompany Transfer
 3/4/2005   n/a        TOI - Payroll Account, DIP                 25,000.00     Intercompany Transfer
 3/4/2005   n/a        Accounts Payable Account, DIP             150,000.00     Intracompany Transfer
 3/1/2005   n/a        TOI - Operation Account, DIP               20,128.42     Intercompany Transfer
3/10/2005   n/a        TOI - Payroll Account, DIP                  5,200.00     Intercompany Transfer
3/10/2005   n/a        Accounts Payable Account, DIP              55,000.00     Intracompany Transfer
3/15/2005   n/a        TOI - Employee Benefit Account             24,000.00     Intercompany Transfer
3/15/2005   n/a        TOI - Operation Account, DIP               35,794.93     Intercompany Transfer
3/15/2005   n/a        Accounts Payable Account, DIP             421,200.00     Intracompany Transfer
3/16/2005   n/a        TOI - Payroll Account, DIP                410,299.53     Intercompany Transfer
3/16/2005   n/a        Regions Bank                                   68.10     Operation, DIP Deposit Slips
3/28/2005   n/a        Accounts Payable Account, DIP             150,000.00     Intracompany Transfer
3/31/2005   n/a        Accounts Payable Account, DIP             100,000.00     Intracompany Transfer
3/29/2005   n/a        TOI - Operation Account, DIP               31,680.30     Intercompany Transfer
 3/1/2005  61799       Crosby Tugs                                56,000.00     Wire Transfer
 3/1/2005  61800       Retif Oil & Fuel                           24,070.00     Wire Transfer
 3/3/2005  61801       SAS Machine                                12,481.57     Wire Transfer
 3/4/2005  61802       Quay Marine                                86,723.00     Wire Transfer
 3/4/2005  61803       Kevin Gros Consulting & Marine Serv.        5,200.00     Wire Transfer
 3/4/2005  61804       Retif Oil & Fuel                           13,099.67     Wire Transfer
 3/4/2005  61805       John W. Stone Oil Dist.                    99,125.00     Wire Transfer
 3/4/2005  61806       Crescent River Port Pilots                  3,271.26     Wire Transfer
 3/7/2005  61807       Crosby Tugs                                66,500.00     Wire Transfer
 3/7/2005  61808       Fugro Chance                               56,540.00     Wire Transfer
 3/7/2005  61809       ASCO                                       18,000.00     Wire Transfer
 3/8/2005  61810       Crosby Tugs                                56,000.00     Wire Transfer
 3/8/2005  61811       Cable Shipping                            406,000.00     Wire Transfer
3/10/2005  61812       Kevin Gros Consulting & Marine Serv.        5,000.00     Wire Transfer
3/10/2005  61813       Cross Services                              7,150.00     Wire Transfer
3/10/2005  61814       Talen Marine & Fuel                           590.00     Wire Transfer
3/10/2005  61815       C-Port/Stone                               29,094.86     Wire Transfer
3/11/2005  61816       ASCO                                       20,700.00     Wire Transfer
3/14/2005  61817       Davie Maritime Inc                         10,427.00     Wire Transfer
3/14/2005  61818       Fugro Chance                               26,741.00     Wire Transfer
3/14/2005  61819       Crosby Tugs                                66,500.00     Wire Transfer
3/15/2005  61820       Simons Petroleum Inc                       30,330.00     Wire Transfer
3/16/2005  61821       Kevin Gros Consulting & Marine Serv.       20,000.00     Wire Transfer
3/16/2005  61822       Delwaide                                    5,180.46     Wire Transfer
3/16/2005  61823       Crosby Tugs                                56,000.00     Wire Transfer
3/16/2005  61824       John W. Stone Oil Dist./C-Port             48,469.00     Wire Transfer
3/17/2005  61825       Imeperial A.I. Credit Co                  101,775.06     Wire Transfer
3/18/2005  61826       ASCO                                        4,105.53     Wire Transfer
3/18/2005  61827       Heller,Draper,Hayden,Patrick,&Horn         57,553.06     Wire Transfer
3/18/2005  61828       Simons Petroleum Inc                       73,125.00     Wire Transfer
3/18/2005  61829       John W. Stone Oil Dist                     25,050.00     Wire Transfer
3/18/2005  61830       Imperial A.I. Credit Co                    20,784.18     Wire Transfer
3/21/2005  61831       Fugro Chance                               27,463.00     Wire Transfer
3/21/2005  61832       ASCO                                        5,000.00     Wire Transfer
3/21/2005  61833       Crosby Tugs                                66,500.00     Wire Transfer
3/22/2005  61834       Kevin Gros Consulting & Marine Serv.        7,500.00     Wire Transfer
3/23/2005  61835       Crosby Tugs                                56,000.00     Wire Transfer
3/23/2005  61836       C-Port/Stone                               48,202.30     Wire Transfer
3/23/2005  61837       Wartsilla North America                     3,385.03     Wire Transfer
3/23/2005  61838       Simons Petroleum Inc                       53,440.00     Wire Transfer
3/24/2005  61839       Kevin Gros Consulting & Marine Serv.       10,000.00     Wire Transfer
3/24/2005  61840       C-Port/Stone                               30,653.65     Wire Transfer
3/28/2005  61841       Fugro Chance                               26,741.00     Wire Transfer
3/28/2005  61842       ASCO                                        8,000.00     Wire Transfer
3/28/2005  61843       John W. Stone Oil Dist.                    33,382.25     Wire Transfer
3/30/2005  61844       Cross Services                              4,200.00     Wire Transfer
3/30/2005  61845       Crosby Tugs                                56,000.00     Wire Transfer
3/31/2005  61846       Imperial A.I. Credit Co                   124,913.76     Wire Transfer
3/31/2005   n/a        Regions Bank                                  910.00     Wire Fees
                                                               -------------
                       Total Cash Disbursements                10,932,054.55
                                                               =============

                                                                        FORM 2-D

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

POST-PETITION ACCOUNTS PAYABLE AGING REPORT

                        Type                                             0-30           31-60          61-90    Over 90
                        ----                                             ----           -----          -----    -------
Vendor 003 / A R T  CATERING, INC  Type: CATERI                       19,260.86               -             -        -
Vendor 021 / AMERON INTER. PROTECTIVE COAT.                              417.67               -             -        -
Vendor 028 / BAY TECH EQUIP. RENTALS, INC.  Type: RENTAL              28,568.35               -             -        -
Vendor 039 / BOQUET MACHINE SERVICE, INC.                              1,916.00               -             -        -
Vendor 041 / BRADY DIESEL                                              2,817.24               -             -        -
Vendor 045 / NEFF RENTAL                                               4,187.22               -             -        -
Vendor 056 / CLASSIC BUSINESS PRODUCTS                                   360.00               -             -        -
Vendor 062 / COASTLINE CRANE REPAIR                                    2,091.26        6,804.59             -        -
Vendor 083 / DIVERS SUPPLY, INC                                           63.00               -             -        -
Vendor 087 / DREYFUS-CORTNEY, INC                                      1,007.35               -             -        -
Vendor 088 / DRINKWATER PRODUCTS                                         227.50               -             -        -
Vendor 097 / EMT ELECTRONICS, INC.                                       138.20               -             -        -
Vendor 100 / EXPLORATION SUPPLIES                                      1,653.28               -             -        -
Vendor 105 / FLANGE SKILLETS                                             579.76               -             -        -
Vendor 114 / GENERAL MARINE LEASING                                   13,552.00               -             -        -
Vendor 115 / GENERAL MILLS                                             4,096.72               -             -        -
Vendor 120 / GRAND RENTAL                                              3,138.50               -             -        -
Vendor 130 / HEAD & ENGQUIST                                          20,765.22               -             -        -
Vendor 133 / HERCULES WIRE & ROPE                                      3,298.59               -             -        -
Vendor 145 / MAKO TECHNOLOGIES, INC.                                  20,286.19               -             -        -
Vendor 149 / INDUSTRIAL WELDING SUPPLY                                   126.10        1,960.60             -        -
Vendor 158 / JO-DE EQUIPMENT RENTAL CO                                        -            5.00             -        -
Vendor 159 / K & S DIESEL                                              6,771.18               -             -        -
Vendor 162 / KEVIN GROS CONSULTING & MARINE                            1,898.13               -             -        -
Vendor 172 / LOWE'S                                                      485.00               -             -        -
Vendor 177 / M/D TOTCO INSTRUMENTATION                                   708.70               -             -        -
Vendor 178 / MAJOR EQUIPMENT & REMEDIATION                             4,800.00               -             -        -
Vendor 184 / MARK TOOL & RUBBER CO.                                      380.88               -             -        -
Vendor 186 / NES EQUIPMENT RENTAL LP  Type: PUMPS                     15,395.00               -             -        -
Vendor 187 / MCMASTER CARR SUPPLY CO.                                    787.03               -             -        -
Vendor 195 / MORGAN CITY RENTALS                                      12,939.77               -             -        -
Vendor 218 / POWER DYNAMICS, INC.                                      1,958.30               -             -        -
Vendor 236 / RICHARD'S RESTAURANT SUPPLY                                 210.00               -             -        -
Vendor 237 / ROBERT'S RPR, RENTAL & RETAIL                               647.14               -             -        -
Vendor 238 / ROBICHAUX LUMBER CO.                                      1,065.75               -             -        -
Vendor 243 / SAMSON INDUSTRIAL                                            46.14               -             -        -
Vendor 256 / SOUTHLAND STEEL & SUPPLY                                 12,560.02               -             -        -
Vendor 260 / SUBMAR, INC.                                                770.00               -             -        -
Vendor 265 / TECH OIL PRODUCTS                                         2,902.44               -             -        -
Vendor 273 / UNITECH DIESEL                                            4,655.99               -             -        -
Vendor 274 / UNITED DIESEL, INC.                                         513.45               -             -        -
Vendor 276 / VACCO MARINE, INC.                                        3,554.50               -             -        -
Vendor 285 / COMMERCIAL COATING SVCS., INC.                           60,347.50               -             -        -
Vendor 331 / ELTON JOHNO                                                  30.06               -             -        -
Vendor 379 / LEBLANC & ASSOC.                                          1,217.51               -             -        -
Vendor 416 / HARVEY JONES VESSEL AGENTS                                2,758.04               -             -        -
Vendor 651 / CUMMINS MID-SOUTH, INC.                                   3,110.82               -             -        -
Vendor 661 / DELTA WAVE COMMUNICATIONS, INC                           11,625.84               -             -        -
Vendor 708 / PIERCE COMMERCIAL DISTRIBTOR                                753.97               -             -        -
Vendor 748 / FRANK L. BEIER RADIO, INC.  Type: RADIO                     150.00               -             -        -
Vendor 879 / MARINE SPECIALTIES, INC.                                  1,109.40               -             -        -
Vendor 894 / REGIS RADIATOR SERVICE                                    2,600.00               -             -        -
Vendor 898 / MARINE SERVICE AND SUPPLY                                   796.50               -             -        -
Vendor 903 / ALLIED BEARING AND SUPPLY, INC                            2,340.67               -             -        -
Vendor 907 / DOUSSAN                                                  10,764.93               -             -        -
Vendor 909 / INDUSTRIAL AND MARINE EQUIPMEN                            3,927.79               -             -        -
Vendor 922 / C.V. HAROLD RUBBER CO., INC                                 238.02               -             -        -
Vendor 950 / C.E.D., INC                                                 189.52               -             -        -
Vendor 968 / PUMP EQUIPMENT, INC.                                      9,395.39        6,607.84             -        -
Vendor 1065 / SAM BROUSSARD TRUCKING CO.                               9,566.74               -             -        -
Vendor 1074 / STRATOS  Type: PHONE                                         1.75               -             -        -
Vendor 1096 / ZEE SERVICE CO.                                          1,324.10               -             -        -
Vendor 1101 / HOSE SPECIALTY & SUPPLY CO.                              2,914.90               -             -        -
Vendor 1107 / DIXIE OFFICE PRODUCTS                                    3,081.02               -             -        -
Vendor 1119 / DYNA TORQUE TECHNOLOGIES                                        -        1,735.00             -        -
Vendor 1171 / MAINTECH MAINTENANCE SERVICES,                           3,043.00               -             -        -
Vendor 1245 / LAWSON AND CO., INC.                                     6,431.38               -             -        -
Vendor 1364 / B & B PUMP & EQUIPMENT RENTALS                           1,620.00               -             -        -
Vendor 1423 / F&M MAFCO, INC.                                          1,109.00               -             -        -

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

POST-PETITION ACCOUNTS PAYABLE AGING REPORT

                        Type                                             0-30           31-60          61-90    Over 90
                        ----                                             ----           -----          -----    -------
Vendor 1431 / PACIFIC GULF WIRE ROPE, INC.                            69,982.04               -             -        -
Vendor 1436 / CROSS RENTALS                                            5,888.08               -             -        -
Vendor 1568 / C&C MACHINE SHOP, INC                                    2,209.00               -             -        -
Vendor 1589 / LOUISIANA CEMENT PRODUCTS, INC                                  -        1,082.06             -        -
Vendor 1637 / ACADIANA CREW CHANGE SERVICE                             7,168.00               -             -        -
Vendor 1826 / AIRDYNE                                                  9,490.00               -             -        -
Vendor 1835 / MARSIANIN  Type: LABOR                                   7,357.00               -             -        -
Vendor 2034 / BEARING SERVICE & SUPPLY, INC.  Type: BEARIN               294.24               -             -        -
Vendor 2071 / THE D.E. STEARNS CO.  Type: JEEPS                        2,740.45               -             -        -
Vendor 2077 / SUPERIOR LABOR SERVICES, INC  Type: LABOR                9,576.50               -             -        -
Vendor 2253 / BAY TECH INDUSTRIES, INC.                                2,791.90               -             -        -
Vendor 2411 / ENERGY CATERING SERVICES, LLC  Type: CATERI             16,654.18               -             -        -
Vendor 2603 / SEATRONICS, INC  Type: RENTAL                            7,020.00               -             -        -
Vendor 2622 / TESLA OFFSHORE, LLC  Type: SURVEY                       22,575.00               -             -        -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS  Type: TRUCK                22,133.35               -             -        -
Vendor 2697 / WHITCO SUPPLY CO  Type: FLANGE                          35,599.44               -             -        -
Vendor 2726 / BAYOU BLACK ELECTRIC, LLC  Type: ELECT                   6,300.28               -             -        -
Vendor 2817 / QUALITY CONNECTOR SYSTEMS  Type: FLANGE                  3,132.86               -             -        -
Vendor 2825 / FIBERGLASS UNLIMITED, INC                                3,100.00               -             -        -
Vendor 2946 / TRI-STAR SUPPLY CO., INC.  Type: SUPPLY                     68.50               -             -        -
Vendor 2953 / GLOBALTECH                                               2,240.00               -             -        -
Vendor 2957 / DIRECTV  Type: SATELL                                           -          419.00             -        -
Vendor 2963 / RC LOGISTICS LLC  Type: CHARTE                          39,887.36               -             -        -
Vendor 2972 / PARISH SALES & SERVICE  Type: START                      1,124.00               -             -        -
Vendor 100 / EXPLORATION SUPPLIES                                        421.13               -             -        -
Vendor 115 / GENERAL MILLS                                               137.85               -             -        -
Vendor 118 / GLOBAL X-RAY & TESTING                                    1,571.10               -             -        -
Vendor 145 / MAKO TECHNOLOGIES, INC.                                     426.97               -             -        -
Vendor 149 / INDUSTRIAL WELDING SUPPLY                                    31.00               -             -        -
Vendor 172 / LOWE'S                                                      279.93               -             -        -
Vendor 187 / MCMASTER CARR SUPPLY CO.                                     55.87               -             -        -
Vendor 195 / MORGAN CITY RENTALS                                       3,606.80               -             -        -
Vendor 219 / PRAXAIR, INC.                                            27,193.30               -             -        -
Vendor 237 / ROBERT'S RPR, RENTAL & RETAIL                               468.49               -             -        -
Vendor 256 / SOUTHLAND STEEL & SUPPLY                                    444.06               -             -        -
Vendor 355 / WASTE MGMT. OF SOUTH LOUISIANA                              814.33               -             -        -
Vendor 464 / SOUTHLAND DODGE                                              50.13               -             -        -
Vendor 480 / WILKENS WEATHER TECHNOLOGIES,                               800.00               -             -        -
Vendor 661 / DELTA WAVE COMMUNICATIONS, INC                              459.00               -             -        -
Vendor 763 / OFFSHORE MARINE SVC. ASSN.                                3,130.00               -             -        -
Vendor 888 / ASSOCIATION OF DIVING                                       500.00               -             -        -
Vendor 907 / DOUSSAN                                                   8,309.37               -             -        -
Vendor 909 / INDUSTRIAL AND MARINE EQUIPMEN                            1,433.15               -             -        -
Vendor 1012 / WARTSILA NSD, INC.                                         210.00               -             -        -
Vendor 1065 / SAM BROUSSARD TRUCKING CO.                               1,754.35               -             -        -
Vendor 1096 / ZEE SERVICE CO.                                             66.96               -             -        -
Vendor 1544 / TECHWELD                                                 1,650.00               -             -        -
Vendor 1797 / INTL. OFFSHORE CONST., INC.                              2,745.00               -             -        -
Vendor 2253 / BAY TECH INDUSTRIES, INC.                                1,020.60               -             -        -
Vendor 2405 / THRUSTMASTERS OF TEXAS, INC.  Type: RENTAL              25,000.00               -             -        -
Vendor 2427 / STRATOS OFFSHORE SERVICE  Type: PHONE                    2,443.20               -             -        -
Vendor 2692 / VENTURE TRANSPORT LOGISTICS  Type: TRUCK                   329.50               -             -        -
Vendor 2697 / WHITCO SUPPLY CO  Type: FLANGE                             779.48               -             -        -
Vendor 2726 / BAYOU BLACK ELECTRIC, LLC  Type: ELECT                     190.45               -             -        -
                                                                     ----------       ---------        ------    -----
                                                                     705,702.48       18,614.09             -        -
                                                                     ==========       =========        ======    =====

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

ACCOUNTS RECEIVABLE AGING REPORT

        Account Name                        0-30          31-60          61-90           Over 90
        ------------                        ----          -----          -----           -------
DMT                                                 -              -             -       204,510.03
EXXON MOBIL                                565,000.00              -             -        74,480.39
WILLIAM G. HELLIS                                   -     336,645.15    336,220.00       373,870.00
KERR McGEE                                          -     490,650.00             -                -
LLOG                                     1,672,275.72              -             -                -
MARATHON                                 1,217,305.69              -  2,845,797.56       963,437.20
MEXSUB                                              -              -             -       189,991.64
OCEAN/BLUE                                          -              -             -       715,213.19
PALACE OPERATING COMPANY                    18,778.00     502,225.00  1,153,237.00                -
REMINGTON OIL & GAS                      1,135,365.00     275,000.00             -                -
SPINNAKER EXPLORATION                      471,522.72      73,906.20    254,353.80       394,785.00
TAYLOR                                   1,378,035.00              -             -                -
Allowance for Doubtful Accounts                     -              -             -    (1,109,715.00)
                                         ------------   ------------  ------------    -------------
Total Receivables at 3/31/05             6,458,282.13   1,678,426.35  4,589,608.36     1,806,572.45
                                         ============   ============  ============    =============

                                                                        FORM 2-E

                              SUPPORTING SCHEDULES

CASE NAMES: Torch Offshore, LLC (05-10138)

FOR PERIOD: 3/1/2005 to 3/31/2005

INSURANCE SCHEDULE

     Type                     Carrier/Agent                           Coverage ($)    Date of Expiration   Premium Paid
----------------         ------------------------                     -------------   ------------------   ------------
Worker's Compensation    LA Workers Comp Corp                          $  1,000,000        1/26/06

General Liability        Steadfast Ins. Co.                            $  2,000,000        8/14/05

Property (Fire, Theft)   LA Insurance Underwriter Association          $    146,000        7/13/05

Vehicle                  American Guarantee and Liability              $  1,000,000        8/14/05

Excess                   XL Specialty Fireman's Fund Navigators        $ 14,000,000        6/30/05

Primary Hull             XL Specialty                                   Various            6/30/05

Excess Hull              GCM Underwriting Pool                          Various            6/30/05

Protection & Indemnity   American Steamship Owners Mutual P&I
                           Association, Inc.                           $  2,000,000        2/20/06

Pollution Liability      Water Quality Insurance Syndicate             $  5,000,000        4/10/05

Equipment Floater        Commonwealth Insurance Co. of America         $  9,493,579        4/10/05

                                                                        FORM 2-E

Case Name: Torch Express, L.L.C.                           Case Number: 05-10137

                               NARRATIVE STATEMENT

                   For Period March 1, 2005 to March 31, 2005

Please provide a brief description of the significant business and legal action by the debtor, its creditors or the court during the reporting period. Comments should include any change in bank accounts, explanation of extraordinary expenses and purposes of any new post-petition financing. Comments should also include debtor's efforts during the month to rehabilitate the business and to develop a plan.

Torch Express, L.L.C. (the "Company") is working on a strategy for its plan of reorganization.